EXHIBIT 99.1

           AUDITED FINANCIAL STATEMENTS OF DOLPHIN ENERGY CORPORATION
             AS OF SEPTEMBER 30, 2002 AND FOR THE PERIOD THEN ENDED

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                      PERIOD FROM INCEPTION (JUNE 18, 2002)
                              TO SEPTEMBER 30, 2002

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          INDEX TO FINANCIAL STATEMENTS








    Independent Auditor's Report                                             F-2

    Balance Sheet
      September 30, 2002                                                     F-3

    Statement of Operations
      Period from Inception (June 18, 2002) to September 30, 2002            F-4

    Statement of Stockholders' Equity
      Period from Inception (June 18, 2002) to September 30, 2002            F-5

    Statement of Cash Flows                                                  F-6
      Period from Inception (June 18, 2002) to September 30, 2002

    Notes to Financial Statements                                     F-7 - F-12

                          INDEPENDENT AUDITOR'S REPORT


To The Board of Directors and Stockholders
Dolphin Energy Corporation


We have audited the accompanying balance sheet of Dolphin Energy Corporation (a development stage company) as of September 30, 2002, and the related statements of operations, stockholders' equity and cash flows for the period from inception (June 18, 2002) to September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dolphin Energy Corporation as of September 30, 2002, and the results of its operations and its cash flows for the period from inception (June 18, 2002) to September 30, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has not commenced principal operations and has incurred operating losses since inception. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                              /s/ WHEELER WASOFF, P.C.

                              Wheeler Wasoff, P.C.


Denver, Colorado
October 22, 2002

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2002



                                     ASSETS

CURRENT ASSETS
   Cash                                                            $         76
   Prepaid expenses                                                      40,000
   Subscriptions receivable (Note 4)                                    305,500
                                                                   -------------

      Total Current Assets                                              345,576

UNDEVELOPED OIL & GAS PROPERTIES                                       677, 962
                                                                   -------------

                                                                   $  1,023,538
                                                                   =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable - trade                                        $     56,345
   Accounts payable - related (Note 5)                                  184,204
   Property purchase payable (Note 3)                                   396,000
                                                                   -------------
      Total Current Liabilities                                         636,549
                                                                   -------------

COMMITMENTS AND CONTINGENCIES (NOTES 3, 5, 8 & 9)

STOCKHOLDERS' EQUITY
   Common stock, $.0001 par value
      Authorized 100,000,000 shares
      Issued and outstanding - 5,602,942 shares                             560
   Capital in excess of par value                                       744,440
   Common stock subscribed                                              305,500
   (Deficit) accumulated during the development stage                  (663,511)
                                                                   -------------

                                                                        386,989
                                                                   -------------

                                                                   $  1,023,538
                                                                   =============


   The accompanying notes are an integral part of these financial statements.

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
           PERIOD FROM INCEPTION (JUNE 18, 2002) TO SEPTEMBER 30, 2002






REVENUE                                                           $           -
                                                                  --------------

OPERATING EXPENSES
   General and administrative expenses (Note 5)                         663,511
                                                                  --------------

NET (LOSS)                                                        $    (663,511)
                                                                  ==============

NET (LOSS) PER COMMON SHARE - BASIC & DILUTED                     $      (  .19)
                                                                  --------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                              3,445,670
        OUTSTANDING - BASIC AND DILUTED                           ==============















   The accompanying notes are an integral part of these financial statements.

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
           PERIOD FROM INCEPTION (JUNE 18, 2002) TO SEPTEMBER 30, 2002



                                                                                                                      (DEFICIT)
                                                                                                                     ACCUMULATED
                                                                                    CAPITAL IN                        DURING THE
                                                             COMMON STOCK            EXCESS OF     COMMON STOCK      DEVELOPMENT
                                                         SHARES         AMOUNT       PAR VALUE      SUBSCRIBED          STAGE

BALANCE, JUNE 18, 2002 (INCEPTION)                             -       $     -      $        -      $         -      $         -
   Issuance of common stock for
    services at $.05 per share                         4,000,000           400         199,600                -                -
   Sale of common stock for cash
    at $.34 per share                                  1,602,942           160         544,840                -                -
   Common stock subscribed at:
    $.001 per share                                            -             -               -           11,500                -
    $.02 per share                                             -             -               -           10,000                -
    $.34 per share                                             -             -               -          284,000                -
   Net (loss)                                                                                                           (663,511)
                                                               -             -               -                -
                                                      ----------       -------      ----------      -----------      ------------

BALANCE, SEPTEMBER 30, 2002                            5,602,942       $   560      $  744,440      $   305,500      $  (663,511)
                                                      ==========       =======      ==========      ===========      ============











   The accompanying notes are an integral part of these financial statements.

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
           PERIOD FROM INCEPTION (JUNE 18, 2002) TO SEPTEMBER 30, 2002



CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)                                                     $     (663,511)
Adjustments to reconcile net (loss) to
  net cash (used) by operating activities
     Stock for services                                               200,000
Changes in assets and liabilities
  (Increase) in prepaids                                              (40,000)
  Increase in accounts payable - trade                                 31,294
  Increase in accounts payable - related                              184,204
                                                               ---------------

Net cash (used) by operating activities                              (288,013)
                                                               ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Additions to oil and gas properties                                (256,911)
                                                               ---------------

Net cash (used) by investing activities                              (256,911)
                                                               ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from sale of common stock                                  545,000
                                                               ---------------

Net cash provided by financing activities                             545,000
                                                               ---------------

NET INCREASE IN CASH                                                       76

CASH, BEGINNING OF PERIOD                                                   -
                                                               ---------------

CASH, END OF PERIOD                                            $           76
                                                               ===============
SUPPLEMENTAL DISCLOSURE OF NON-CASH
  INVESTING AND FINANCING ACTIVITIES

  Debt incurred for oil and gas properties                     $      396,000
                                                               ===============



   The accompanying notes are an integral part of these financial statements.

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002


NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

         Dolphin Energy Corporation (the "Company") is a private corporation incorporated in June 18, 2002, under the laws of the State of Nevada. The Company is an independent energy company engaged in the exploration and acquisition of crude oil and natural gas properties in the United States and is considered a development stage company as defined by Statement of Financial Accounting Standards No. 7 ("SFAS 7"). The Company is a development stage company and as of September 30, 2002, has not earned any production revenue, nor found proved resources on any of its properties. The Company's principal activities have been raising capital through the sale of its securities and identifying, evaluating and acquiring potential oil and gas properties.

         The Company's fiscal year end is November 30.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF ACCOUNTING

         The accompanying financial statements have been prepared on the basis of accounting principles applicable to a going concern, which contemplates the realization of assets and extinguishment of liabilities in the normal course of business.

         The Company is in the development stage and has not realized revenues from its planned operations. Additional funding will be required to complete the Company's participation in the acquisition, exploration and development of interests in oil and gas properties. In order to meet the Company's continuing financing needs, management of the company intends to raise working capital through the sale of common stock or other securities, or through other financing.

         The Company's financial statements do not include any adjustments related to the realization of the carrying value of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

         The ability of the Company to continue operations as a going concern is dependent upon its success in obtaining capital through the sale of common stock or other securities and ultimately achieving profitable operations.

         OIL AND GAS PROPERTIES

         Capitalized Costs

         The Company follows the full cost method of accounting for oil and gas operations. Under this method all costs related to the exploration for and development of oil and gas reserves are capitalized on a country-by-country basis. Costs include lease acquisition costs, geological and geophysical expenses, overhead directly related to exploration and development activities and costs of drilling both productive and non-productive wells. Proceeds from the sale of properties are applied against capitalized costs, without any gain or loss being

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         recognized, unless such a sale would significantly alter the rate of depletion and depreciation.

         Depletion and Depreciation

         Depletion of exploration and development costs and depreciation of production equipment is provided using the unit-of-production method based upon estimated proven oil and gas reserves. The costs of significant unevaluated properties are excluded from costs subject to depletion. For depletion and depreciation purposes, relative volumes of oil and gas production and reserves are converted at the equivalent conversion based upon relative energy content.

         Ceiling Test

         In applying the full cost method, the Company performs a ceiling test whereby the carrying value of oil and gas properties and production equipment, net of recorded future income taxes and the accumulated provision for site restoration and abandonment costs, is compared annually to an estimate of future net cash flow from the production of proven reserves. Costs related to undeveloped oil and gas properties are excluded from the ceiling tests. Discounted net cash flow, utilizing a 10% discount rate, is estimated using year end prices, less estimated future general and administrative expenses, financing costs and income taxes. Should this comparison indicate an excess carrying value, the excess is charged against earnings. At September 30, 2002 there were no reserves. Costs of oil and gas properties are considered unevaluated at September 30, 2002.

         REVENUE RECOGNITION

         The Company will recognize oil and gas revenues from its interests in producing wells as oil and gas is produced and sold from these wells.

         IMPAIRMENT

         The Company has adopted SFAS 144, "Accounting for the Impairment and Disposal of Long-Lived Assets," which requires that long-lived assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Oil and gas properties accounted for using the full cost method of accounting, a method utilized by the Company, are excluded from this requirement, but will continue to be subject to the ceiling test limitations.

         INCOME TAXES

         The Company has adopted the  provisions  of SFAS 109,  "Accounting  for
         Income Taxes." SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


         At September 30, 2002, the Company had a net operating loss carryforward of approximately $662,000 that may be offset against future taxable income through 2022. These carryforwards are subject to review by the Internal Revenue Service.

         The Company has fully reserved the $126,000 tax benefit of this operating loss because the likelihood of realization of the tax benefit cannot be determined. The entire tax benefit is attributable to 2002.

         Temporary differences between the time of reporting certain items for financial and tax reporting purposes consist primarily of exploration costs on oil and gas properties.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         The oil and gas industry is subject, by its nature, to environmental hazards and clean-up costs. At this time, management knows of no substantial costs from environmental accidents or events for which the Company may be currently liable. In addition, the Company's oil and gas business makes it vulnerable to changes in wellhead prices of crude oil and natural gas. Such prices have been volatile in the past and can be expected to be volatile in the future. By definition, proved reserves are based on current oil and gas prices and estimated reserves. Price declines reduce the estimated quantity of proved reserves and increase annual amortization expense (which is based on proved reserves).

         (LOSS) PER COMMON SHARE

         (Loss) per common share is computed based on the weighted average number of common shares outstanding during the period.

         SHARE BASED COMPENSATION

         In October 1995, SFAS 123, "Accounting for Stock-Based Compensation," was issued. This standard defines a fair value based method of accounting for an employee stock option or similar equity instrument. This statement gives entities a choice of recognizing related compensation expense by adopting the new fair value method or to continue to measure compensation using the intrinsic value approach under Accounting Principles Board Opinion No. 25 ("APB 25"). The Company has elected to utilize APB 25 for measurement; and will, pursuant to SFAS 123, disclose supplementally the pro forma effects on net income and earnings per share of using a new measurement criteria.

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         CASH EQUIVALENTS

         For purposes of reporting cash flows, the Company considers as cash equivalents all highly liquid investments with a maturity of three months or less at the time of purchase. On occasion, the Company may have cash in banks in excess of federally insured amounts.

         CONCENTRATION OF CREDIT RISK

         Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash. The Company maintains cash accounts at one financial institution. The Company periodically evaluates the credit worthiness of financial institutions, and maintains cash accounts only in large high quality financial institutions.

         FAIR VALUE

         The carrying amount reported in the balance sheet for cash and accounts payable and accrued liabilities approximates fair value because of the immediate or short-term maturity of these financial instruments.

         RECENT ACCOUNTING PRONOUNCEMENTS

         In June 2001, the Financial Accounting Standards Board ("FASB"), issued SFAS 143, "Accounting for Asset Retirement Obligations." SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS 143 generally requires obligations associated with asset retirements to be recognized earlier and displayed as liabilities rather than as contra-assets. The pronouncement is effective for financial statements issued for fiscal years beginning after June 15, 2002. Management does not believe that the adoption of SFAS 143 will have any impact on its financial position or results of operations.

         In August 2001, FASB issued SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. The pronouncement is effective for financial statements issued for fiscal years beginning after December 15, 2001. Management does not believe that the adoption of SFAS 144 will have any impact on its financial position or results of operations.

         In June 2002, FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity." SFAS 146 generally requires a liability for a cost associated with an exit or disposal activity to be recognized and measured initially at its fair value in the period in which the liability is incurred. The pronouncement is effective for exit or disposal activities initiated after December 31, 2002. Management does not believe that the adoption of SFAS 146 will have any impact on its financial position or results of operations.

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002


NOTE 3 - OIL AND GAS PROPERTIES

        WYOMING

         In August 2002, the Company entered into an agreement for the acquisition of undeveloped oil and gas leases in Wyoming subject to 15% net profits interest. Under the terms of the agreement, the Company paid $36,000 and is obligated to pay an additional $396,000 on or before August 28, 2003.

        TEXAS

         The Company is engaged in an ongoing leasing program with an unrelated party for the acquisition of 35 mineral leases. As of September 30, 2002, the Company has incurred acquisition costs of approximately $210,000 under the program.

NOTE 4 - STOCKHOLDERS' EQUITY

         During the period ended September 30, 2002, the Board of Directors authorized the issuance of shares of common stock as follows:

            o 11,500,000 shares at inception to officers/directors/founders for cash at $.001 per share
            o   500,000 shares for cash at $.02 per share
            o 4,000,000 shares to Resource Venture Management (RVM), an entity owned by a founder of the Company, for services rendered, valued at $200,000 ($.05 per share)
            o   4,997,058 shares for cash at $.34 per share

         As of September 30, 2002, 1,602,942 shares were issued for cash consideration of $545,000 ($.34 per share) and 4,000,000 shares were issued for services, valued at $200,000 ($.05 per share).

         In October 2002, the Company received $305,500 cash proceeds for 15,394,116 shares subscribed for at September 30, 2002, at prices of $.001 to $.34 per share.

NOTE 5 - RELATED PARTY TRANSACTIONS

         During the period ended September 30, 2002, the Company (i) incurred consulting fees for services rendered by its officers/directors in the aggregate amount of $84,000, of which $50,000 is included in accounts payable; and (ii) agreed to pay RVM an aggregate $342,000, of which $134,204 is due as of September 30, 2002, as follows:

            o   $102,000 for monthly management fees through September 30, 2002;
            o   $100,000 for finding oil and gas projects in Wyoming;
            o   $140,000 for reimbursement of costs and expenses.

                           DOLPHIN ENERGY CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

NOTE 5 - RELATED PARTY TRANSACTIONS (CONTINUED)

         The Company has agreed to enter into a consulting agreement with RVM to provide future consulting services for a fee of up to $30,000 per month.

NOTE 6 - SEGMENT REPORTING

         The Company has one reportable segment, the exploration and development of oil and gas properties. The Company has concentrated its oil and gas exploration and development activities in the United States, primarily Texas and Wyoming.

NOTE 7 - COMPREHENSIVE INC0ME

         There are no adjustments necessary to the net (loss) as presented in the accompanying statement of operations to derive comprehensive income in accordance with SFAS 130, "Reporting Comprehensive Income."

NOTE 8 - COMMITMENTS AND CONTINGENCIES

         The Company may be subject to various possible contingencies which are derived primarily from interpretations of federal and state laws and regulations affecting the oil and gas industry. Although management believes it has complied with the various laws and regulations, new rulings and interpretations may require the Company to make future adjustments.

         The Company entered into a lease acquisition and drilling agreement with Pioneer Oil ("Pioneer"), effective September 30, 2002. Under the terms of the agreement the Company, by November 30, 2002, may acquire, for $100,000, certain leases encompassing approximately 15,000 acres in Wyoming. The Company may also acquire a 100% interest in four natural gas wells, for $500,000, by March 31, 2003.

NOTE 9 - SUBSEQUENT EVENTS

         In October 2002, the Company entered into a lease for office facilities in Miami, Florida, through June 30, 2005. Under the terms of the lease the Company paid a deposit of $9,960. Monthly rent commences at $3,600 per month and escalates to $3,800 per month.